SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

      Filed by the registrant                      /X/
      Filed by a party other than the registrant  / /
      Check the appropriate box:
      / / Preliminary proxy statement             / /  Confidential, for use of
      /X/ Definitive proxy statement                   the Commission Only (as
          / /  Definitive additional materials         permitted by
      / / Soliciting material pursuant to              Rule 14a-6(e)(2)).
          Rule 14a-11(c) or Rule 14a-12

                               BIOMERICA, INC.
-------------------------------------------------------------------------------
 (Name of Registrant as specified in Its Charter)

-------------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
      /X/ No fee required.
      / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transactions applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

      / / Fee paid previously with preliminary materials.
      / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:
      (2) Form, schedule or registration statement no.:
      (3) Filing party:
      (4) Date filed:

                                BIOMERICA, INC.

                        -----------------------------

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON

                                December 7, 1998

                        ------------------------------

   NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of BIOMERICA, INC., a Delaware corporation (herein called the "Company"), will be held at the offices of the Company, 1533 Monrovia Avenue, Newport Beach, California 92663 on December 7, 1998, at 10:00 A.M. for the following purposes:

       1. To elect a Board of four Directors;

       2. To consider and act upon any other matters which may properly come before the Meeting and any adjournment thereof.

        Only stockholders of record at the close of business on October 20, 1998, are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof.

   YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT.
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO DATE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                      By Order of the Board of Directors,



                               ZACKARY S. IRANI,
                                   President

Newport Beach, California
September 25, 1998

                                PROXY STATEMENT

                                BIOMERICA, INC.
                              1533 MONROVIA AVENUE
                        NEWPORT BEACH, CALIFORNIA 92663

                     -----------------------------------

                      1998 ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON

                                DECEMBER 7, 1998

                     -----------------------------------

                                 PROXY STATEMENT

                            I.  GENERAL INFORMATION

   The enclosed proxy is solicited by and on behalf of the Board of Directors of BIOMERICA, INC., a Delaware corporation (the "Company"), for use at the Company's 1998 Annual Meeting of Stockholders to be held on December 7, 1998, at the offices of the Company, 1533 Monrovia Avenue, Newport Beach, California 92663 at 10:00 a.m., and at any and all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of the 1998 Annual Meeting of Stockholders. Any Stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering written notice of revocation to the Company at its principal office, 1533 Monrovia Avenue, Newport Beach, California 92663, by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or by attendance of the meeting and voting in person by the person executing the proxy. This Proxy Statement and the Annual Report of the Company for the year ended May 31, 1998, will be mailed on or about October 22, 1998 to each stockholder of record as of the close of business on October 20, 1998.

   The solicitation of proxies is being made only by use of the mails and the cost of preparing, assembling and mailing these proxy materials will be paid by the Company. Following the mailing of this Proxy Statement, directors, officers and regular employees of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

   When your proxy is returned properly signed, the shares represented will be voted in accordance with your directions. Where specific choices are not indicated, proxies will be voted in favor of the four persons nominated to be directors as described in `III. Election of Directors''. If a proxy or ballot indicates that a stockholder or nominee abstains from voting or that shares are not to be voted on a particular proposal, the shares will not be counted as having been voted on that proposal, and those shares will not be reflected in the final tally of the votes cast with regard to that proposal, although such shares will be counted as in attendance at the meeting for purposes of determining a quorum.

   The required quorum for the meeting is greater than 50% in interest of the shares outstanding and entitled to vote at the meeting. A plurality of the votes properly cast for the election of directors by the stockholders attending the meeting in person or by proxy will elect directors to office.

   Shareholders may have cumulative voting rights with respect to the election of the four directors. No shareholder may cumulate votes unless a shareholder has announced at the Annual Meeting his intention to do so. If any shareholder makes such an announcement, all shareholders may cumulate votes. Cumulative voting rights entitle a shareholder to give one nominee as many votes as are equal to the number (four) of Directors to be elected, multiplied by the number of shares owned by the shareholder, or to distribute such votes among two or more nominees on the same principle, up to the total number of nominees to be elected.

                             II.  VOTING SECURITIES

   The Company had 3,968,852 shares of Common Stock, par value $.08 per share (the "Common Stock"), outstanding as of September 25, 1998. Holders of record of shares of the Common Stock at the close of business on October 20, 1998 will be entitled to notice of and to vote at the Annual Meeting and will be entitled to one vote for each such share so held of record.

   The following table sets forth, as of September 25, 1998, certain information as to shares of the Common Stock owned by (i) each person known to beneficially own more than 5% of the outstanding Common Stock, (ii) each director, including the nominees for director, and each executive officer of the Company, and (iii) all executive officers and directors of the Company as a group:


                                                 NUMBER OF      PERCENTAGE
                                                   SHARES           OF
       NAME (AND ADDRESS) OF                    BENEFICIALLY    OUTSTANDING
       BENEFICIAL OWNER (1)(2)                   OWNED (3)      SHARES (2)
       -----------------------                   ---------      ----------

       Dr. Philip Kaplan(4)                         3,000         *
       Dr. Robert A. Orlando(5)                    20,000         *
       Zackary Irani(6)                            49,500         1.2
       Janet Moore(7)                             486,670        12.1
       All executive officers and directors       559,170        13.8
         as a group (four persons)
--------------
*Less than one percent (1%) of the outstanding shares of Common Stock.

(1)Mr. Irani's address is 1533 Monrovia Ave., Newport Beach, CA 92663; Dr. Orlando's address is 947 West 30th St., Los Angeles, CA 92034; Janet Moore's address is 1533 Monrovia Ave., Newport Beach, CA 92663; Dr. Kaplan's address is 17822 Beach Blvd., Huntington Beach, CA 92647.

(2)Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Any shares of Common Stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, are deemed outstanding for purposes of computing shares beneficially owned by and the percentage ownership of each such person and group. However, such shares are not deemed outstanding for purposes of computing the shares beneficially owned by or percentage ownership of any other person or group. Percentage ownership for each named beneficial owner, and the beneficial ownership of the directors and executive officers as a group, is based on (i) 3,968,852 issued and outstanding shares of Common Stock, plus (ii) 64,750 shares of Common Stock underlying stock options exercisable at or within 60 days after the date hereof.

(3)Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable and the information contained in the footnotes to this table.

(4)Includes 1,000 total number of shares underlying options exercisable by Dr. Kaplan at or within 60 days after the date of the proxy.

(5)Includes 6,000 total number of shares underlying options exercisable by Dr. Orlando at or within 60 days after the date of the proxy.

(6)Includes 46,000 total number of shares underlying options exercisable by Zack Irani at or within 60 days after the date of the proxy.

(7)Includes 11,750 total number of shares underlying options exercisable by Janet Moore at or within 60 days after the date of the proxy.

                          III.  ELECTION OF DIRECTORS

   The persons named below have been nominated by management for election as directors of the Company to serve until the 1998 Annual Meeting of Stockholders or until their respective successors are duly elected and qualify. All directors were elected at the 1997 Annual Meeting of Shareholders.

     Unless otherwise instructed, the enclosed proxy will be voted for election of the nominees listed below, except that the persons designated as proxies reserve full discretion to cast their votes for another person recommended by management in the unanticipated event that any nominee is unable to or declines to serve.

                          Director
   Name of Nominee        Age        Since   Position with the Company
   ---------------        ---        -----   -------------------------
   Zackary S. Irani       32        1997     President, Chief Executive
                                                Officer, Treasurer & Director
   Dr. Philip B. Kaplan   66        1971     Director
   Dr. Robert A. Orlando  59        1986     Director
   Janet Moore            47        1997     Secretary, Controller and
                                             Director

   Dr. Philip B. Kaplan has been engaged in a private medical practice in Huntington Beach, California, for more than five years.

   Robert A. Orlando, M.D., Ph.D., is a professor of pathology and has served as a Chief Pathologist of various hospitals since 1981. Dr. Orlando also serves as a director of Lancer Orthodontics, Inc. and Allergy Immuno Technologies, Inc.

   Zackary Irani has been serving as the Company's Chairman of the Board, Chief Executive and Treasurer since April 29, 1997. Prior to that time, Mr. Irani served as the Company's Vice President of Business Development of Biomerica since July 1994. He has been an employee of the Company since 1986. Mr. Irani also serves as a director of Lancer Orthodontics, Inc., Allergy Immuno Technologies, Inc. and RegeneMed, Inc.

   Janet Moore is the Secretary and Controller of Biomerica. She has been an employee of the Company since 1976. Ms. Moore also serves as a director of Lancer Orthodontics, Inc. and Allergy Immuno Technologies, Inc.

   There is no family relationship between any of the Company's directors and officers. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which any person has been elected or nominated as a director or executive officer. All directors and executive officers serve for a term of one year until the next annual meeting of stockholders.

   During the year ended May 31, 1998, the Board of Directors held 4 meetings and acted by unanimous written consent 8 times. During such period, all members of the Board participated in at least 75% of all Board and applicable committee meetings. The Company presently has a compensation committee of the Board of Directors consisting of Drs. Philip B. Kaplan and Robert A. Orlando. The Compensation Committee's basic function is to set the salary for employees and promotions. The Compensation Committee met once during the fiscal year. The Company's audit committee consists of Zackary Irani and Janet Moore. The function of the audit committee is to review reports and recommendations made by the auditors and review the Company's accounting procedures and financial results. The audit committee met once during the fiscal year. The Company does not have a standing nominating committee for the purpose of making recommendations to the Board of Directors concerning nomination of directors.


                          IV.  EXECUTIVE COMPENSATION

CASH COMPENSATION

   The following table sets forth the annual and long-term cash and non-cash compensation paid by the Company for services rendered in all capacities during the fiscal years ended May 31, 1997 and 1998 to that person who was, as of May 31, 1998, the Chief Executive Officer of the Company. No person earned in excess of $100,000 for services rendered to the Company during the fiscal year ended May 31, 1998.

                                                     SUMMARY COMPENSATION TABLE
                                                                           LONG TERM COMPENSATION
                                                                 ---------------------------------------
                                ANNUAL COMPENSATION                         AWARDS               PAYOUTS
                           -----------------------------------   ---------------------------     -------
                                                    OTHER                         SECURITIES
NAME AND                                            ANNUAL       RESTRICTED       UNDERLYING     LTIP       ALL OTHER
PRINCIPAL                                           COMPEN-      STOCK            OPTIONS/       PAYOUTS    COMPEN-
POSITION           YEAR    SALARY ($)   BONUS ($)   SATION ($)   AWARDS ($)       SARS (#)       ($)        SATION
----------------------------------------------------------------------------------------------------------------------
Zackary Irani, (1) 1998      $64,352         0           0             0            64,000           0              0
 Chairman of
 Board, Chief      1997      $41,948(2)      0           0             0            40,000           0              0
 Executive
 Officer and
 Treasurer

(1)The amounts described in the Sumary Compensation Table above do not include other compensation and benefits provided to Mr. Z.
   Irani during the year ended May 31, 1998 that in the aggregate did not exceed the lesser of $50,000 or 10% of the executive's annual salary and bonus.

(2)Includes $4,000 cash compensation paid to Mr. Irani for services rendered as the Company's CEO and Treasurer.


COMPENSATION OF DIRECTORS

   Although not prohibited by the Company's By-laws, directors receive no payment for their services as directors, but they have been and may in the future be granted options to purchase the Company's securities. The compensation of officers and directors is subject to review and adjustment from time to time by the Board of Directors.

STOCK OPTIONS

   Under the 1991 Stock Option and Restricted Stock Plan (the "1991 Plan"), the Company is authorized to grant stock options and issue restricted stock to employees, consultants, advisers, independent contractors and agents of the Company or any of its subsidiaries, through December 3, 2001. Under the plan 350,000 shares have been authorized for grant or issuance. Stock Options granted under the 1991 Plan shall be granted at an option price not less than 100%, in the case of Incentive Stock Options, and not less than 85%, in the case of Non-qualified Stock Options, of the fair market value of the stock on the date of the award of the stock option. Most options granted under the 1991 plan to date expire five years from the date of their respective grant and all were granted at 85% of fair market value on the date of grant. As of September 25, 1998, options to purchase 68,850 shares of Common Stock were outstanding, at exercise prices ranging from $.80 to $.95 per share with an average exercise price of $.81 per share. Under the 1995 Stock Option and Restricted Stock Plan (the `1995 Plan''), which expires November 9, 2005, and is a plan similar in format to the 1991 Plan, 500,000 shares may be authorized for grant or issuance. As of September 4, 1997, options to purchase 287,500 shares of Common Stock were outstanding under the 1995 Plan at exercise prices ranging from $1.85 to $3.00 per share with an average exercise price of $1.90 per share. During the year ended May 31, 1997, Dr. Philip Kaplan exercised a stock option to purchase 5,000 shares of Common Stock. Prior to becoming a board member during fiscal 1997, Zackary Irani exercised an option for 10,000 shares. During the year ended May 31, 1998, the Estate of Joseph H. Irani (former Chairman and Chief Executive Officer) exercised a stock option to purchase 85,000 shares of common stock.

                                               OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                         Individual Grants

                                                   % of Total
                                                   Options/SARs
                      Numbers of Securities        Granted to
                      Underlying Options/SARs      Employees        Exercise or Base
Name                  Granted(#)                   In Fiscal Year   Price ($/Sh)          Expiration Date
-----------------------------------------------------------------------------------------------------------
Zackary Irani         64,000                       41.6%            $1.85                 12/9/02


OPTION EXERCISES AND FISCAL YEAR-END VALUES

   The following table presents information for the named officer in the Summary Compensation Table with respect to options exercised during fiscal 1998 and unexercised options held as of the end of the fiscal year.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
                                                                                 VALUE OF
                   SHARES                       NUMBER OF UNEXERCISED            IN-THE MONEY OPTIONS
                   ACQUIRED ON      VALUE       OPTIONS AT FISCAL YEAR END       AT FISCAL YEAR END(1)
NAME               EXERCISES        REALIZED    EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------

Zackary Irani      None             None        46,000          68,000           $11,150        $1,200

 (1) Based on the closing price of $1.875 for the last business day of the fiscal year.

SECTION 16(A) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to the Company and information involving securities transactions of which the Company is aware, the Company believes that during the fiscal year ending May 31, 1998, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial stockholders were complied with.


                            V.  CERTAIN TRANSACTIONS

OFFICE LEASE

   The Company leases approximately 21,000 square feet of office and laboratory space located at 1531-1533 Monrovia Avenue, Newport Beach, California, pursuant to a written lease which expired May 31, 1993 (and which was renewed until May 31, 1998). Pursuant to the lease, the Company pays an annual base rent, set initially at $143,880 and adjusted annually to reflect cost of living increases, plus all real estate taxes and insurance costs. During the year ended May 31, 1998, the Company paid $128,640 in rent under the terms of the lease and accrued an additional $24,000. The accrued rent will be paid in the form of company stock. This amount constitutes all that is due per agreement with the landlord. The facilities are leased from the estate of Joseph H. Irani (the former chairman and Chief Executive Officer) and another individual.

   In the opinion of the disinterested members of the Board of Directors of the Company, the above transactions were fair to the Company and were made upon terms which were no less favorable to the Company than would have been obtained if negotiated with unaffiliated third parties.

                      VII.  INDEPENDENT PUBLIC ACCOUNTANTS

   Corbin and Wertz has acted as the Company's independent public accountants since the fiscal year ending May 31, 1993. The Company intends to engage their services again to perform the 1999 audit. Corbin and Wertz has advised the Company that they had no direct or indirect financial interest in the Company and its subsidiaries. Corbin and Wertz has not indicated to the Company that it is unwilling to serve again as the Company's independent public accountants.

   In connection with its audits for the two most recent years ended May 31, 1998 and 1997 and the subsequent interim period through July 24, 1998, there have been no disagreements with Corbin and Wertz on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

   The Company expects that a representative of Corbin and Wertz will be present at the Annual Meeting and that their representative will have the opportunity to make a statement if he so desires and will also be available to answer questions.


              VIII.  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                            FOR 1999 ANNUAL MEETING

   Any proposal relating to a proper subject which a stockholder may intend to present for action at the 1999 Annual Meeting of Stockholders and which such stockholder may wish to have included in the Company's proxy materials for such meeting must, in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, be received in proper form by the Company at its principal executive office not later than June 24, 1999. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

     The Annual Report of the Company, filed with the Securities and Exchange Commission for the Fiscal Year ended May 31, 1998, is enclosed with this Proxy Statement. The Company will furnish, without charge, upon written request of any shareholder, who represents in such request that he or she was a beneficial owner of the Company's securities as of October 20, 1998, a copy of the Form 10-KSB. Requests should be addressed to the Company at the Office of the Secretary, Biomerica, Inc., 1533 Monrovia Avenue, Newport Beach, CA 92663.


                              IX.  OTHER BUSINESS

   Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act, and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in this Proxy Statement.



                      By Order of the Board of Directors,





                               ZACKARY S. IRANI,
                                   President

Newport Beach, California
September 25, 1998

                                   APPENDIX 1
                                   ----------


REVOCABLE PROXY      BIOMERICA, INC. ANNUAL MEETING OF STOCKHOLDERS
                                    DECEMBER 7, 1998

  The undersigned stockholder(s) of Biomerica, Inc. (the "Company") hereby nominates, constitutes and appoints Zackary S. Irani and Janet Moore, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Biomerica, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 1533 Monrovia Avenue, Newport Beach, California 92663 on December 7, 1998, at 10:00 a.m., and any and all adjournments thereof, with respect to the matter described in the accompanying Proxy Statement, and, in their discretion, on such other matters which properly come before the Meeting, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR  PROPOSAL 1.

1. Election of Directors

           VOTE FOR  all nominees listed below (except as indicated to the
    ------
contrary below)
           VOTE  WITHHELD from all nominees
    ------

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Zackary S. Irani    Dr. Philip B. Kaplan   Dr. Robert A. Orlando    Janet Moore

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED
                             PRIOR TO ITS EXERCISE.
                     PLEASE SIGN AND DATE ON REVERSE SIDE.

   THE PROXY CONFERS AUTHORITY TO VOTE AND UNLESS SPECIFIED OTHERWISE SHALL BE VOTED FOR PROPOSAL 1 AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING.


                                                Dated:
                                                       -----------------------


                                                ------------------------------
                                                     (Please Print Name)


                                                ------------------------------
                                                  (Signature of Stockholder)


                                                ------------------------------
                                                      (Please Print Name)


                                                ------------------------------
                                                   (Signature of Stockholder)
                                                (Please date this Proxy and
                                                sign your name as it appears on
                                                your stock certificates.
                                                Executors, administrators,
                                                trustees, etc., should give
                                                their full titles.  All joint
                                                owners should sign.)
                                                I (We) do        do not
                                                          ------        -------
                                                expect to attend the meeting.